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                                                                   EXHIBIT 10.45

                           ELEVENTH AMENDMENT TO LEASE


        THIS ELEVENTH AMENDMENT OF LEASE (this "Amendment") is made and entered into as of this 19th day of July, 2000, by and between REGIONAL INDUSTRIAL DEVELOPMENT CORPORATION OF SOUTHWESTERN PENNSYLVANIA ("Landlord") and TOLLGRADE COMMUNICATIONS, INC. ("Tenant").

WITNESSETH THAT:

        WHEREAS, Landlord and Tenant entered into a Lease Agreement dated August 5, 1993 (the "Original Lease"), as subsequently amended by the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth and Tenth Amendments to Lease (collectively, with the Original Lease, referred to hereinafter as the "Lease"); and

        WHEREAS, the parties desire to further amend the Lease in accordance with the terms of this Amendment.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Landlord and Tenant covenant and agree as follows:

        1. The Landlord additionally leases and demised unto Tenant Seven Thousand Two Hundred (7,200) square feet of space in the Complex, referred to as Units 12A and 13A, for the period commencing July 1, 2000, and continuing throughout the Term of the Lease, which space is more fully shown on Exhibit "A" attached hereto and made a part hereof (herein referred to as the "Additional Space"). The Additional Space shall be deemed hereafter to be part of the Premises. Delivery of the Additional Space to Tenant shall be in "as is" condition and compliance with all provisions of the Lease (except payment of rental, as specified in Section 2 below, and except that Section 33 of the Original Lease (HVAC System) shall not apply to the additional space) shall be deemed to have taken place on July 1, 2000.

        2. As rental for the Additional Space, Tenant shall pay to Landlord as Base Rent in advance beginning on July 1, 2000, and on the first business day of each successive calendar month during the Term of the Lease, together with any Additional Rent escalations as provided under the Lease, the following sums:

        For the period July 1, 2000, through December 31, 2000, the sum of Three Thousand Two Hundred and Forty Dollars and No Cents ($3,240.00); and

        For the period January 1, 2001, through December 31, 2002, the sum of Three Thousand Three Hundred and Sixty Dollars and No Cents ($3,360.00).

        3. In the event the Lease is renewed for the additional three year term following expiration of the Lease, as provided in Section 4 of the Ninth Amendment of Lease as subsequently amended in the Tenth Amendment of Lease, Tenant shall pay to Landlord as Base Rent during such period,



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together with any Additional Rent escalations as provided under the Lease, the following sums for the Additional Space:

        For the period January 1, 2003, through December 31, 2003, the sum of Three Thousand Four Hundred and Sixty Two Dollars and No Cents ($3,462.00);

        For the period January 1, 2004, through December 31, 2004, the sum of Three Thousand Five Hundred and Sixty Four Dollars and No Cents ($3,564.00); and

        For the period January 1, 2005, through December 31, 2005, the sum of Three Thousand Six Hundred and Seventy Two Dollars and No Cents ($3,672.00).

Such sums shall be in addition to the amounts specified in the Tenth Amendment to Lease for Base Rent for the Premises during such renewal period.

        4. Landlord promptly shall cause to be conducted repairs to the roof of the Additional Space, in accordance with that certain Agreement between Landlord and Bums & Scalo Roofing Company, Inc., made as of July 5, 2000, a copy of which is attached hereto as Exhibit "B" and made a part hereof (the "Roof Repair Agreement"), and such further change orders thereto as shall be acceptable to both Landlord and Tenant ("Change Orders"). Upon completion of the roof repairs in accordance with the Roof Repair Agreement and any Change Orders, Tenant shall remit to Landlord the cost said Roof Repair Agreement and Change Orders (altogether, the "Repair Costs") in such timely manner as to allow Landlord to meet the payment schedule established by said Roof Repair Agreement. Concurrently with payment of the Repair Costs by Tenant to Landlord, Landlord shall execute a promissory note in favor of Tenant, substantially in the form attached hereto as Exhibit "C" and made a part hereof, setting forth as the Principal Sum (as defined therein) the full and complete amount of the Repair Costs.

        5. Any capitalized terms used herein and not defined herein but defined in the Lease shall have the same definition as provided for in the Lease.

        6. Except as specifically amended by this Amendment, the terms and conditions of the Lease shall remain in full force and effect and shall be binding on the parties hereto and their respective successors and assigns. In the event of a conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall govern.



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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


ATTEST:                                       REGIONAL INDUSTRIAL DEVELOPMENT
                                              CORPORATION OF SOUTHWESTERN
                                              PENNSYLVANIA


BY:       /s/ Colleen B. Poremski             BY:     /s/ Frank Brooks Robinson
          --------------------------                  --------------------------
(Corporate Seal)                                       President


ATTEST:                                       TOLLGRADE COMMUNICATIONS, INC.


BY:       /s/ Bradley N. Dinger               BY:     /s/ Samuel C. Knoch
          --------------------------                  --------------------------
(Corporate Seal)



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